EXHIBIT 10.26

EXTENSION TO LETTER AGREEMENT DATED JULY 31, 2012

This extension is entered into as of September 30, 2012 and refers to the Letter Agreement  dated as of July 31, 2012 and entered into between Enterologics, Inc., a Nevada corporation with an address at 1264 University Avenue West, Suite 404 - St. Paul MN 55104 with an additional address at 20 East Sunrise Hwy, Valley Stream, NY 11581 and Corporate Debt Consultants, LLC with an address of c/o 2071 Flatbush Avenue Suite 166 Brooklyn, NY 11234.

WHEREAS

The Letter Agreement entered into between  Enterologics, Inc. and Corporate Debt Consultants, LLC was set to expire on October 1, 2012 and;

WHEREAS

Both Parties wish to extend the date under which Enterologics, Inc. may borrow funds under the Letter Agreement entered into as of July 31, 2012.

THEREFORE

For good and valuable consideration, the parties hereby agree as follows:

The commitment for funding under this Letter Agreement will is extended from its expiration date of October 1, 2012 to November 30, 2012.

Agreed:

Enterologics, Inc.	Corporate Debt Consultants, LLC

/s/ Robert Hoerr	/s/ Alex Englard

Robert Hoerr	Alex Englard

CEO	Managing Member